EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 15, 1996, included in LifeCell Corporation's Annual Report on Form 10-K for the year ended December 31, 1995, as amended by Amendment No. 1 to Form 10-K on Form 10-K/A and to all references to our Firm included in this registration statement.

                                                ARTHUR ANDERSEN LLP

Houston, Texas
January 21, 1997